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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 12, 2003


                             KEYSTONE PROPERTY TRUST
       (Exact Name of Registrant as Specified in its Declaration of Trust)


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    Maryland                     1-12514                        84-1246585
 (State or Other               (Commission                    (IRS Employer
 Jurisdiction of               File Number)                 Identification No.)
  Incorporation)

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                   200 Four Falls Corporate Center, Suite 208
                           West Conshohocken, PA 19428
               (Address of Principal Executive Offices)(Zip Code)


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               Registrant's telephone number, including area code:
                                 (484) 530-1800
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ITEM 5.   OTHER EVENTS.


          On February 12, 2003, Keystone Property Trust (the "Company") entered into an Underwriting Agreement with Bear Stearns & Co., Inc., A.G. Edwards & Sons, Inc., Merrill Lynch, & Co., RBC Capital Markets and BB&T Capital Markets (the "Underwriters") in connection with an underwritten public offering (the "Offering") by the Company of up to 2,400,000 shares of 9.125% Series D Cumulative Redeemable Preferred Stock with a liquidation preference of $25.00 per share, par value $.001 per share (along with 360,000 shares of 9.125% Series D Cumulative Redeemable Preferred Stock with a liquidation preference of $25.00 per share, par value $.001 per share, reserved for the Underwriters' over-allotment option) (the "Shares"), at a price of $25 per share. Net proceeds from the Offering to the Company, after the Underwriters' discount, of approximately $58.1 million is based on the issuance of 2,400,000 Shares. The Shares that are being offered and sold have been registered by the Company on Form S-3
          (No. 333-58971) as filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), on July 13, 1998, as amended by Post-Effective Amendment No. 1 dated October 15, 1999 and the related prospectus dated September 4, 2002 as amended by the prospectus supplement dated February 12, 2003, each in the form in which it was first filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (c)  EXHIBITS

          1.1 Underwriting Agreement, dated as of February 12, 2003, by and between the Company and the Underwriters.

          4.1  Form of Articles Supplementary Establishing and Fixing the
               Rights and Preferences of a Series of Shares of Preferred Stock as 9.125% Series D Cumulative Redeemable Preferred Stock of Keystone Property Trust, Liquidation Preference $25.00 Per Share, Par Value $.001 Per Share.

          4.2 Form of Stock Certificate evidencing 9.125% Series D Cumulative Redeemable Preferred Stock of Keystone Property Trust, Liquidation Preference $25.00 Per Share, Par Value $.001 Per Share.

          4.3 Form of Partnership Unit Designation of 9.125% Series G Cumulative Redeemable Preferred Units





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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             KEYSTONE PROPERTY TRUST



Date:    February 18, 2003         By     /s/ Jeffrey E. Kelter
                                          ---------------------
                                          Jeffrey E. Kelter
                                          President and Chief Executive Officer


Date:    February 18, 2003         By     /s/ Timothy E. McKenna
                                          ----------------------
                                          Timothy E. McKenna
                                          Senior Vice President and
                                          Chief Financial Officer


Date:    February 18, 2003         By    /s/ J. Peter Lloyd
                                         ------------------
                                         J. Peter Lloyd
                                         Vice President and
                                         Chief Accounting Officer